UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10700 Bren Road West
Minnetonka, MN 55343
(Address of principal executive offices)

(952) 930-6000
(Registrant’s telephone number, including area code)

Explanatory Note
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Unaudited Balance Sheets
Unaudited Pro Forma Financial Information

Explanatory Note

     This Form 8-K/A is being filed by American Medical Systems Holdings, Inc. (the “Company”) solely to amend the current report on Form 8-K dated July 15, 2004, that was initially filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2004, and was amended by a current report on Form 8-K/A that was filed with the SEC on September 28, 2004, to correct and restate the unaudited balance sheets of TherMatrx, Inc., a Delaware corporation (“TherMatrx”) as of June 30, 2004 and September 30, 2003 and the statements of income and retained earnings and cash flows for the three and nine month periods ended June 30, 2004 and 2003, including notes to the financial statements, and the pro forma financial information, which relate to the acquisition of TherMatrx by American Medical Systems, Inc. (“AMS”), a wholly owned subsidiary of the Company, which were filed as Exhibits 99.2 and 99.3, respectively, to the Form 8-K/A filed on September 28, 2004. The unaudited balance sheets of TherMatrx as of June 30, 2004 previously filed as part of Exhibit 99.2 to the Form 8-K/A filed on September 28, 2004 did not properly reflect an adjustment for differences in TherMatrx’s and the Company’s fiscal calendars. The pro forma financial information previously filed as part of Exhibit 99.3 to the Form 8-K/A filed on September 28, 2004 contained pro forma financial information for TherMatrx for the six month period ended March 31, 2004, rather than the six month period ended June 30, 2004. This Form 8-K/A does not reflect any events occurring after the filing date of the original Form 8-K or otherwise modify or update any of the information contained therein or the Form 8-K/A filed on September 28, 2004.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired. The unaudited balance sheets of TherMatrx as of June 30, 2004 and September 30, 2003 and the statements of income and retained earnings and cash flows for the three and nine month periods ended June 30, 2004 and 2003, including notes to the financial statements, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

     (b) Pro forma financial information. The pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

     (c) Exhibits. The following materials are filed as exhibits to this current report on Form 8-K/A.

Exhibit No.	Description
99.2	Unaudited balance sheets of TherMatrx as of June 30, 2004 and September 30, 2003 and the statements of income and retained earnings and cash flows for the three and nine month periods ended June 30, 2004 and 2003, including notes to the financial statements.

99.3	Unaudited pro forma financial information.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
By:	/s/ Carmen L. Diersen
Carmen L. Diersen
Executive Vice President and Chief Financial Officer

Dated: October 7, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description
99.2	Unaudited balance sheets of TherMatrx as of June 30, 2004 and September 30, 2003 and the statements of income and retained earnings and cash flows for the three and nine month periods ended June 30, 2004 and 2003, including notes to the financial statements.

99.3	Unaudited pro forma financial information.